NUMBER                                                                    SHARES
PT
[Seal]                                               American Bank Note Company


COMMON STOCK                                                        COMMON STOCK

                                    [Graphic]

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

         [LOGO]                                                CUSIP 707832 10 1

                            THE PENN TRAFFIC COMPANY


THIS CERTIFIES THAT


IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $1.25 PER SHARE
OF

                              CERTIFICATE OF STOCK

THE PENN TRAFFIC COMPANY (THE "COMPANY"), TRANSFERABLE ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE CORPORATE SEAL AND THE FACSIMILE SIGNATURES OF THE COMPANY'S DULY AUTHORIZED OFFICERS.


DATED


COUNTERSIGNED AND REGISTERED:

     HARRIS TRUST COMPANY OF NEW YORK,
                         TRANSFER AGENT
                          AND REGISTRAR,

BY

                   AUTHORIZED SIGNATURE.

/s/ Eugene R. Sunderhaft                                  /s/  Claude J. Incaudo
               SECRETARY                                           PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                            THE PENN TRAFFIC COMPANY
                                     NOTICE

     The Company or any of its Transfer Agents will furnish to any shareholder upon request and without charge a statement, in full, of (1) all of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class of stock authorized to be issued by the Company, (2) the variations in the relative rights and preferences as between shares of different series of preferred and preference stock, and (3) the authority of the Board of Directors to fix and determine the relative rights and preferences of series of preferred or preference stock.

- --------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though the words set forth below opposite each abbreviation were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-- _______________ Custodian _______________
                        (Cust)                    (Minor)
                    under Uniform Gifts to Minors

                    Act _______________
                            (State)

       Additional abbreviations may also be used though not in the above list.
- --------------------------------------------------------------------------------


FOR VALUE RECEIVED _______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------
|                                    |
- --------------------------------------


________________________________________________________________________________

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


________________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED__________________


                              __________________________________________________

                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEE:
________________________________________________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C.
Rule 17Ad-15.


________________________________________________________________________________

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY